In re: The Financial Oversight and Management Board for Puerto Rico, as representative of The Commonwealth of Puerto Rico et al., Debtors/The Special Claims Committee of the Financial Oversight and Management Board for Puerto Rico, Acting by and Through its Members, and The Official Committee of Unsecured Creditors of the Commonwealth of Puerto Rico, as co-trustees respectively, of the Commonwealth of Puerto Rico, et al, v. Defendant 1B-100B, Defendant 1C-53C, Defendant 1K, et al., Case No. 17-BK-3283 is pending in the United States District Court for the District of Puerto Rico. Plaintiffs allege that general obligations bonds issued by designated debtors were issued in violation of the Constitution and statutes of Puerto Rico. Plaintiffs seek to recover all debt payments made in connection with the bonds and to avoid any future payment obligations. There is currently a stay in this matter. No response has yet been required by the Funds.

Series name: Ivy High Income Fund (including Waddell & Reed Advisors High Income Fund, which as now merged into Ivy High Income Fund)

Series Identification number: S000006289

Series name: Ivy Municipal Bond Fund (including Waddell & Reed Advisors Municipal Bond Fund, which as now merged into Ivy Municipal Bond Fund)

Series Identification number: S000006284

Series name: Ivy Municipal High Income Fund (including Waddell & Reed Advisors Municipal High Income Fund, which as now merged into Ivy Municipal High Income Fund)

Series Identification number: S000025600

Series name: Ivy Asset Strategy (Note: Ivy Asset Strategy is not a named defendant, but Ivy Global Income Allocation Fund, which has now been merged into Ivy Asset Strategy was named)

Series Identification number: S000006283